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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-69450 of Mikohn Gaming Corporation on Form S-3 of our report dated February 26, 2000, appearing in the Annual Report on Form 10-K of Mikohn Gaming Corporation for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.


DELOITTE & TOUCHE LLP

Las Vegas, Nevada

November 14, 2001